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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 13, 2002
                   ------------------------------------------
                     Date of Report (Date of earliest event
                                    reported)

                         Oil-Dri Corporation of America
                   ------------------------------------------
                     (Exact name of registrant as specified
                                 in its charter)



             Delaware                0-8675              36-2048898
     -----------------------   -----------------      ----------------
       (State or other          (Commission           (IRS Employer
       jurisdiction of          File Number)         Identification No.)
        incorporation)



            410 North Michigan Avenue
                    Suite 400
                Chicago, Illinois              60611-4213
          -----------------------------       ------------
              (Address of principal            (Zip Code)
                executive offices)


                                 (312) 321-1515
                   ------------------------------------------
                          Registrant's telephone number





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ITEM 5.  OTHER EVENTS

On December 13, 2002, the Registrant announced that it had consummated its previously-announced agreement to acquire certain assets related to the Jonny Cat(R) brand of cat litter from A&M Products Manufacturing Company, a wholly-owned subsidiary of The Clorox Company (NYSE: CLX). The press release announcing consummation is attached as Exhibit 99.1, and is incorporated herein by reference. The definitive acquisition agreement is attached as Exhibits 99.2 and 99.3, collectively, both of which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits: The following documents are attached as exhibits to this report:

EXHIBIT
NUMBER     DESCRIPTION

99.1       Press Release, December 13, 2002

99.2       Asset Purchase Agreement, dated as of November 19, 2002

99.3       First Amendment to Asset Purchase Agreement, dated as of December
           13, 2002


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /S/  JEFFREY M. LIBERT
                              --------------------------------
                              Jeffrey M. Libert
                              Vice President and Chief Financial Officer




Date:  December 16, 2002